UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2006

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

Amendments to the 2000 Performance Share Plan of Duke-Weeks Realty Corporation

On April 26, 2006, the Board of Director of Duke Realty Corporation (the “Company”) amended the 2000 Performance Share Plan of Duke-Weeks Realty Corporation (the “Plan”) to provide that (i) the payment of all awards under the Plan shall be in the form of shares of Company common stock instead of cash, (ii) all such shares of Company common stock that are delivered in settlement of awards under the Plan shall be granted under and pursuant to the Duke Realty Corporation 2005 Long-Term Incentive Plan, and (iii) certain other amendments shall be made to conform the Plan to the new requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

A copy of Amendment Three to the 2000 Performance Share Plan of Duke-Weeks Realty Corporation is attached to this report as Exhibit 99.1 and is incorporated into this Item 1.01 by this reference.

Item 2.02.                                          Results of Operations and Financial Condition.

On April 26, 2006, the Company also held a conference call to discuss its financial results for the first quarter ended March 31, 2006. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                    Exhibits

99.1                 Amendment Three to the 2000 Performance Share Plan of Duke-Weeks Realty Corporation.

99.2                 Duke Realty Corporation transcript from the conference call held on April 26, 2006, with respect to its financial results for the year ended March 31, 2006.*

*                 The Transcript attached hereto as Exhibit 99.2 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel
and Corporate Secretary

Dated: May 2, 2006